Exhibit 99.1

Contact:                           Frank Perez

Chief Financial Officer

615-599-2274

TENNESSEE COMMERCE BANCORP REPORTS

SECOND QUARTER 2011 RESULTS

FRANKLIN, Tenn. — (July 28, 2011) — Tennessee Commerce Bancorp, Inc. (NASDAQ: TNCC), the bank holding company of Tennessee Commerce Bank (the “Bank”), today reported financial results for the second quarter ended June 30, 2011.  The Company reported a net loss of $12.2 million for the quarter ended June 30, 2011, compared with net income of $1.5 million for the same period in 2010.  The net loss per diluted common share was $1.00 compared to net income per diluted common share of $0.26 for the same period in 2010.

The net loss for the quarter ended June 30, 2011 was primarily driven by a $10.2 million write down of repossessed equipment and interest income reversals of $2.5 million on loans that were placed on non-accrual.  Additionally, provision expense of $10.0 million for the quarter ended June 30, 2011 was $1.1 million higher than the $8.9 million provision expense recorded for the quarter ended March 31, 2011.  The provision expense for the quarter provided 127% coverage of net charge-offs of $7.9 million and increased the allowance for loans and lease losses to 2.44% from 2.16% for the quarter ended March 31, 2011.  Combined, these charges account for $0.69 of the reported net loss for the quarter ended June 30, 2011.

The write down on repossessions was mainly attributed to aggressive measures taken on repossessed assets, mainly transportation equipment, in accordance with our existing plan of accelerated reduction and pursuant to an agreement with the Tennessee Department of Financial Institutions granting an extension on holding periods for this type of asset.  The agreement requires the bank to charge off all non-real estate repossessed assets that are older than six months.  The write downs that are included in the current quarter cover all required charge-offs through the end of the third quarter of 2011.  In accordance with the agreement, the Bank needs to dispose of an additional $4.4 million from the books during the fourth quarter of 2011 and the first half of 2012.

Assets decreased $39.1 million or 2.6% compared to the quarter ended March, 31, 2011.  The decrease in assets was mainly attributable to a decrease of $51.8 million in loans, $15.8 million in securities available-for-sale, and $13.0 in repossessed assets offset by an increase in cash and cash equivalents of $35.6 million.  The change in the asset mix has decreased the Bank’s risk weighted assets by $49.4 million when compared to the quarter ended March 31, 2011.

Total deposits increased $42.8 million or 3.3% compared to the fourth quarter of 2010.  Interest bearing deposits drove the increase in deposits with an increase of $24.4 million while non-interest bearing deposits increased $18.4 million.

The net interest margin decreased from 3.89% for the quarter ended March 31, 2011, to 2.92% for the quarter ended June 30, 2011.  The yield on loans decreased to 5.25% for the three months ended June 30, 2011 compared to 6.28% for the quarter ended March 31, 2011.  Loan interest income reversals of $2.5 million or 73 basis points combined with a decrease of $44.0 million in the average loan balance were the main drivers to the decreased loan yield for the quarter ended June 30, 2011.  The cost of interest bearing liabilities improved to 1.90% for the quarter ended June 30, 2011 compared to 2.04% for the quarter ended March 31, 2011.

Total non-performing assets increased to $163.7 million or 73.4% at June 30, 2011, compared to $94.4 million at March 31, 2011.  The increase is mainly attributed to approximately $65.0 million in loans that will be subject to a Debt Previously Contracted (DPC) workout.  This workout would result in a conversion of approximately $30.0 of substandard debt into an earning asset.  Additionally, four credits totaling $27.8 million were added to non-accruals during the quarter while three credits totaling $3.0 million were removed from non-accrual by way of charge-off or transferred to other real estate owned.

As a result of the Bank entering into a written agreement with the Federal Deposit Insurance Corporation (FDIC) during the second quarter, the Bank has to achieve and maintain a tier 1 leverage capital ratio of 8.50%, a tier 1 risk based capital ratio of 10.00% and a total risk based capital ratio of 11.50% by no later than December 31, 2011.  At June 30, 2011 the Bank had a tier 1 leverage ratio of 7.35%, a tier 1 risk based capital ratio of 9.21% and a total risk based capital ratio of 10.47%.  The holding company had a tier 1 leverage ratio of 8.31%, a tier 1 risk based ratio of 10.37% and a total risk based ratio of 11.64%.

The management team of Tennessee Commerce Bancorp, Inc. will host a conference call at 10:00 AM CT. to discuss the results for the quarter, compliance with the written agreement with the FDIC as well as the plan to return to profitability and to reduce non-performing assets over the next four quarters.

Second Quarter Conference Call

Schedule this webcast into MS-Outlook calendar (click open when prompted):

http://apps.shareholder.com/PNWOutlook/t.aspx?m=48767&k=91B14F4B

Toll-free:     877-312-8781

Conference ID: 84134808

Listen via Internet: http://investor.shareholder.com/media/eventdetail.cfm?eventid=99835&CompanyID=ABEA-2G5D9Z&e=1&mediaKey=B8DF282067CD208270C595F65354F2C4

Tennessee Commerce will provide an online, real-time webcast and rebroadcast of its first quarter earnings conference call to be held at 11:00 a.m. Eastern on July 28, 2011.  The live broadcast will be available online at http://www.tncommercebank.com under the Investor Relations tab.

An audio replay of the conference call will be available approximately two hours after the call’s completion on our website at http://www.tncommercebank.com under the Investor Relations tab or by dialing one of the following Dial-In Numbers and the Conference ID shown below:

Encore Dial In #: (855) 859-2056 Encore Dial In #: (404) 537-3406

The recording will be available from: 07/28/2011 14:00 to 08/05/2011 23:59 Conference ID number: 84134808

About Tennessee Commerce Bancorp, Inc.

Tennessee Commerce Bancorp, Inc. is the parent company of Tennessee Commerce Bank.  The Bank provides a wide range of banking services and is primarily focused on business accounts.  Its corporate and banking office is located in Franklin, Tennessee.  Tennessee Commerce Bancorp’s stock is traded on the NASDAQ Global Market under the symbol TNCC.

Additional information concerning Tennessee Commerce can be accessed at www.tncommercebank.com.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about our regional economy and non-GAAP financial measures. Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “outlook,” “estimate,” “continue,” “predict,” “project”,   “intend,” “could” and “should,” and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to, the resolution of our recent regulatory examination, the effects of future economic, business and market conditions and changes, domestic and foreign, that may affect general economic conditions, governmental monetary and fiscal policies, negative developments in the financial services industry and U.S. and global credit markets, fluctuations in interest rates, changes in accounting policies, rules and practices,  other matters discussed in this press release and other factors identified in the Company’s Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission.

These forward-looking statements are made only as of the date of this press release, and Tennessee Commerce undertakes no obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this release. Tennessee Commerce is not responsible for updating the information contained in this press release beyond the published date, or for changes made to this document by wire services or Internet services.

TENNESSEE COMMERCE BANCORP, INC.

FINANCIAL HIGHLIGHTS

THREE MONTHS ENDED JUNE 30, 2011, MARCH 31, 2011 AND JUNE 30, 2010

	June 30,	March 31,	June 30,	Percent change vs.
(Dollars in thousands, except per share data)	2011	2011	2010	1Q ‘11	2Q ‘10
INCOME STATEMENT:
Net interest income	$9,937	$13,153	$13,343	-24.45%	-25.53%

Provision for loan losses	9,990	8,948	4,450	11.65%	124.49%

Other non interest (loss) income	(12,211)	(1,973)	617	518.91%	-2079.09%

Securities (losses) gains	(322)	(119)	277	170.59%	-216.25%

Total non-interest expense	6,585	6,588	6,711	-0.05%	-1.88%
(Loss) income before income taxes	(19,171)	(4,475)	3,076	328.40%	-723.24%
Income tax (benefit) expense	(7,398)	(1,651)	1,190	348.09%	-721.68%
Net (loss) income	$(11,773)	$(2,824)	$1,886	316.89%	-724.23%
Preferred dividends	(377)	(375)	(375)	0.53%	0.53%
Net (loss) income available to common shareholders	$(12,150)	$(3,199)	$1,511	279.81%	-904.10%

MARKET DATA:
Earnings per share - basic (b)	$(1.00)	$(0.26)	$0.27	283.38%	-469.19%
Earnings per share - diluted (b)	(1.00)	(0.26)	0.26	283.38%	-483.38%
Book value per share at period end	6.27	7.05	12.51	-11.06%	-49.88%
Stock price at period end	2.60	4.90	6.45	-46.94%	-59.69%
Market capitalization at period end	31,737,072	59,764,810	36,432,077	-46.90%	-12.89%

Weighted average common shares - basic (a)	12,197,006	12,195,301	5,648,384	0.01%	115.94%
Weighted average common shares - diluted (a)	12,197,006	12,195,301	5,737,048	0.01%	112.60%
Common share outstanding at period end	12,206,566	12,196,900	5,648,384	0.08%	116.11%

PERFORMANCE RATIOS:
Annualized return on average assets (a)(b)	-3.08%	-0.88%	0.44%	250.45%	-799.86%
Annualized return on average common equity (a)(b)	-57.99%	-14.64%	8.73%	296.12%	-764.55%
Yield on loans	5.25%	6.28%	6.80%	-16.40%	-22.79%
Yield on investments	3.66%	3.39%	4.39%	7.96%	-16.63%
Yield on earning assets	4.94%	5.89%	6.57%	-16.13%	-24.81%
Cost of interest bearing deposits	1.90%	2.04%	2.27%	-6.86%	-16.30%
Cost of borrowings	4.75%	4.73%	5.73%	0.42%	-17.10%
Cost of paying liabilities	1.94%	2.09%	2.36%	-7.18%	-17.80%
Net interest margin (annualized)	2.92%	3.89%	4.25%	-24.94%	-31.29%

OTHER RATIOS (NON GAAP):
Efficiency ratio (g)	NM	59.56%	47.14%
Annualized return on average tangible assets	-3.08%	-0.88%	0.44%	250.45%	-800.90%
Annualized return on average tangible common equity	-57.99%	-14.64%	8.73%	296.12%	-764.29%
Tangible book value per common share (d)	$6.27	$7.05	$12.51	-11.07%	-49.86%

TENNESSEE COMMERCE BANCORP, INC.

FINANCIAL HIGHLIGHTS (CONTINUED)

THREE MONTHS ENDED JUNE 30, 2011, MARCH 31, 2011 AND JUNE 30, 2010

	June 30,	March 31,	June 30,	Percent change vs.
(Dollars in thousands, except per share data)	2011	2011	2010	1Q ‘11	2Q ‘10
BALANCE SHEET:
Securities available for sale	$166,801	$182,644	$92,887	-8.67%	79.57%
Loans, gross	1,156,808	1,208,610	1,197,059	-4.29%	-3.36%
Allowance for loan losses	(28,205)	(26,114)	(20,346)	8.01%	38.63%
Other real estate owned	6,879	2,284	795	201.18%	765.28%
Total assets	1,482,203	1,521,343	1,389,528	-2.57%	6.67%
Total deposits	1,341,894	1,370,057	1,243,456	-2.06%	7.92%
Borrowings	25,070	25,232	26,100	-0.64%	-3.95%
Shareholders’ equity	106,938	116,210	100,782	-7.98%	6.11%
Common Equity	76,938	86,210	70,782	-10.76%	8.70%
Tangible common equity (d)	76,714	86,010	70,651	-10.81%	8.58%
Nonperforming loans	137,677	59,089	34,140	133.00%	303.27%
Nonperforming assets	163,685	94,444	74,214	73.31%	120.56%
Past due 90 day loans and accruing	4,362	5,357	2,943	-18.57%	48.22%

ASSET QUALITY RATIOS:
Loans as a % of period end assets	78.05%	79.44%	86.15%	-1.76%	-9.40%
Nonperforming loans as a % period end loans	11.90%	4.89%	2.85%	143.43%	317.30%
Past due 90 day loans as a % period end loans	0.38%	0.44%	0.25%	-14.93%	53.37%
Nonperforming assets / Period end loans + OREO	14.07%	7.80%	6.20%	80.35%	127.03%
Allowance for loan losses as a % of period end loans	2.44%	2.16%	1.70%	12.84%	43.45%
Net-charge offs	$7,899	$4,297	$4,214	83.83%	87.45%
Annualized net charge-offs as a percent of average loans (a)	2.63%	1.42%	1.44%	84.87%	81.85%

CAPITAL & LIQUIDITY:
Total equity / Period end assets	7.21%	7.64%	7.25%	-5.55%	-0.53%
Common equity / Period end assets	5.19%	5.67%	5.09%	-8.40%	1.90%
Tangible common equity (d) / Tangible assets (f)	5.18%	5.65%	5.08%	-8.45%	1.79%
Average equity / Average assets (a)	7.23%	8.04%	7.24%	-10.09%	-0.14%
Average equity / Average deposits (a)	8.02%	8.99%	8.15%	-10.77%	-1.53%
Average loans / Average deposits (a)	81.51%	91.42%	95.71%	-10.84%	-14.83%

TENNESSEE COMMERCE BANCORP, INC.

FINANCIAL HIGHLIGHTS (CONTINUED)

THREE MONTHS ENDED JUNE 30, 2011, MARCH 31, 2011 AND JUNE 30, 2010

(a)  Averages are for the quarters ended June 30, 2011, March 31, 2011 and June 30, 2010

(b) Reported measure uses net income available to common shareholders

(c) Net income available to common shareholders for each period divided by average tangible common equity during the applicable period. Average tangible shareholders’ equity during the applicable period less (i) average preferred stock during the applicable period and (ii) average goodwill and other intangibles during the period.

RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY TO AVERAGE TANGIBLE COMMON EQUITY

	THREE MONTHS ENDED
	June 30, 2011	March 31, 2011	June 30, 2010
AVERAGE SHAREHOLDERS’ EQUITY	$114,246	$118,593	$99,571
Less: average preferred stock, net of discount	29,759	29,736	29,668
Less: warrant	453	453	453
Less: average goodwill and other intangibles	—	—	—
AVERAGE TANGIBLE COMMON EQUITY	$84,034	$88,404	$69,450

(d) Tangible common equity equals ending shareholders’ equity less preferred stock, net of discount, warrant and goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF SHAREHOLDERS’ EQUITY TO TANGIBLE COMMON EQUITY

	THREE MONTHS ENDED
	June 30, 2011	March 31, 2011	June 30, 2010
SHAREHOLDERS’ EQUITY	$106,938	$116,210	$100,782
Less: preferred stock, net of discount	29,771	29,747	29,678
Less: warrant	453	453	453
Less: goodwill and other intangibles	—	—	—
TANGIBLE COMMON EQUITY	$76,714	$86,010	$70,651

(e) Net income available to common shareholders for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangibles

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS

	THREE MONTHS ENDED
	June 30, 2011	March 31, 2011	June 30, 2010
AVERAGE ASSETS	$1,580,224	$1,474,808	$1,375,357
Less: average goodwill and other intangibles	—	—	—
AVERAGE TANGIBLE ASSETS	$1,580,224	$1,474,808	$1,375,357

(f) Tangible common equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangibles.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS

	THREE MONTHS ENDED
	June 30, 2011	March 31, 2011	June 30, 2010
TOTAL ASSETS	$1,482,203	$1,521,343	$1,389,528
Less: goodwill and other intangibles	—	—	—
TANGIBLE ASSETS	$1,482,203	$1,521,343	$1,389,528

RECONCILIATION OF EFFICIENCY RATIO

	THREE MONTHS ENDED
	June 30, 2011	March 31, 2011	June 30, 2010
NON-INTEREST EXPENSE	$—	$6,588	$6,711

NET-INTEREST INCOME	—	13,153	13,343
NON-INTEREST INCOME	—	(2,092)	894
NET REVENUES	—	11,061	14,237
EFFICIENCY RATIO	NM	59.56%	47.14%

(g) Efficiency ratio is calculated by dividing net revenues into non-interest expense. NM - Not Meaningful

(h) Common book value at period end equals shareholders’ equity less preferred stock, net of discount and warrant, in each case at end of period

TENNESSEE COMMERCE BANCORP, INC.

CONSOLIDATED STATEMENTS OF INCOME

SIX AND THREE MONTHS ENDED JUNE 30, 2011 AND 2010

(UNAUDITED)

	Six Months Ended		Three Months Ended
	June 30,	June 30,	June 30,	June 30,
(Dollars in thousands, except per share data)	2011	2010	2011	2010
Interest income
Loans, including fees	$33,858	$39,104	$15,195	$19,840
Securities	2,787	2,003	1,539	766
Federal funds sold	110	13	94	11
Total interest income	36,755	41,120	16,828	20,617

Interest expense
Deposits	13,069	13,495	6,592	6,774
Other	596	1,033	299	500
Total interest expense	13,665	14,528	6,891	7,274

Net interest income	23,090	26,592	9,937	13,343

Provision for loan losses	18,938	9,050	9,990	4,450

Net interest income after provision for loan losses	4,152	17,542	(53)	8,893

Non-interest income
Service charges on deposit accounts	29	60	(4)	33
Securities (loss) gains	(441)	696	(322)	277
Gain (loss) on sale of loans	184	778	(317)	778
Loss on repossession	(14,909)	(2,256)	(12,176)	(1,170)
Other	512	2,303	286	976
Total non-interest (loss) income	(14,625)	1,581	(12,533)	894

Non-interest expense
Salaries and employee benefits	4,202	5,376	1,784	2,661
Occupancy and equipment	1,024	923	535	446
Data processing fees	1,066	1,007	551	473
FDIC expense	1,751	1,061	911	515
Professional fees	1,507	1,074	929	523
Other	3,623	3,779	1,875	2,093
Total non-interest expense	13,173	13,220	6,585	6,711

(Loss) income before income taxes	(23,646)	5,903	(19,171)	3,076

Income tax (benefit) expense	(9,049)	2,288	(7,398)	1,190
Net (loss) income	(14,597)	3,615	(11,773)	1,886
Preferred dividends	(752)	(750)	(377)	(375)

Net (loss) income available to common shareholders	$(15,349)	$2,865	$(12,150)	$1,511

Earnings (loss) per share (EPS):
Basic EPS	$(1.26)	$0.51	$(1.00)	$0.27
Diluted EPS	(1.26)	0.50	(1.00)	0.26

Weighted average shares outstanding:
Basic	12,196,307	5,647,884	12,197,006	5,648,384
Diluted	12,196,307	5,718,903	12,197,006	5,737,048

TENNESSEE COMMERCE BANCORP, INC.

CONSOLIDATED BALANCE SHEETS

JUNE 30, 2011 (UNAUDITED), DECEMBER 31, 2010 AND JUNE 30, 2010 (UNAUDITED)

	June 30,	December 31,	June 30,
(Dollars in thousands, except per share data)	2011	2010	2010
ASSETS
Cash and due from banks	$10,843	$6,521	$9,277
Federal funds sold	85,258	14,214	11,610
Cash and cash equivalents	96,101	20,735	20,887

Securities available for sale	166,801	127,650	92,887

Loans	1,156,808	1,229,811	1,197,059
Allowance for loan losses	(28,205)	(21,463)	(20,346)
Net loans	1,128,603	1,208,348	1,176,713

Premises and equipment, net	2,054	2,335	2,482
Accrued interest receivable	10,185	8,746	8,545
Restricted equity securities	2,459	2,459	2,169
Income tax receivable	7,717	418	—
Bank-owned life insurance	28,290	27,969	27,571
Other real estate owned	6,879	2,888	795
Repossessions	14,767	30,635	36,336
Other assets	18,347	20,983	21,143
Total assets	$1,482,203	$1,453,166	$1,389,528

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Deposits
Non-interest-bearing	$43,836	$25,486	$24,553
Interest-bearing	1,298,058	1,273,565	1,218,903
Total deposits	1,341,894	1,299,051	1,243,456

Accrued interest payable	1,622	1,408	1,390
Accrued dividend payable	564	187	187
Short-term borrowings	1,872	—	8,750
Other liabilities	6,115	7,762	8,863
Long-term subordinated debt and other borrowings	23,198	25,421	26,100
Total liabilities	1,375,265	1,333,829	1,288,746
Shareholders’ equity
Preferred stock, 1,000,000 shares authorized; 30,000 shares of $0.50 par value Fixed Rate Cumulative Perpetual, Series A issued and outstanding at June 30, 2011, December 31, 2010 and June 30, 2010	15,000	15,000	15,000
Common stock, $0.50 par value; 20,000,000 shares authorized at June 30, 2011, December 31, 2010 and June 30, 2010; 12,206,566, 12,194,884 and 5,648,384 shares issued and outstanding at June 30, 2011, December 31, 2010 and June 30, 2010, respectively	6,098	6,097	2,824
Common stock warrant	453	453	453
Additional paid-in capital	84,726	84,391	63,507
Retained earnings	2,651	18,000	18,921
Accumulated other comprehensive loss	(1,990)	(4,604)	77
Total shareholders’ equity	106,938	119,337	100,782

Total liabilities and shareholders’ equity	$1,482,203	$1,453,166	$1,389,528

(1)  The balance sheet at December 31, 2010 has been derived from the audited consolidated financial statements at that date but does not include all of the information and notes required by generally accepted accounting principles for complete financial statements.

TENNESSEE COMMERCE BANCORP, INC.

AVERAGE BALANCE SHEET

SIX AND THREE MONTHS ENDED JUNE 30, 2011 AND JUNE 30, 2010

	Six Months			Six Months			Three Months			Three Months
	Ended June 30,			Ended June 30,			Ended June 30,			Ended June 30,
	2011			2010			2011			2010
	Average		Average	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS

Interest earning assets
Securities (taxable) (1)	$152,346	$2,787	3.53%	$84,940	$2,003	4.71%	$162,477	$1,539	3.66%	$69,766	$766	4.39%
Loans (2) (3)	1,183,219	33,858	5.77%	1,163,888	39,104	6.78%	1,160,831	15,195	5.25%	1,169,762	19,840	6.80%
Federal funds sold	27,155	110	0.82%	11,329	13	0.23%	37,101	94	1.02%	18,933	11	0.23%
Total interest earning assets	1,362,720	36,755	5.41%	1,260,157	41,120	6.58%	1,360,409	16,828	4.94%	1,258,461	20,617	6.57%

Non-interest earning assets
Cash and due from banks	72,226			12,380			128,610			16,136
Net fixed assets and equipment	2,202			2,057			2,130			2,146
Accrued interest and other assets	90,659			98,859			89,075			98,614

Total assets	$1,527,807			$1,373,453			$1,580,224			$1,375,357

LIABILITIES AND SHAREHOLDERS EQUITY

Interest-bearing liabilities
Deposits (other than demand)	1,340,213	13,069	1.97%	1,204,675	13,495	2.26%	1,391,081	6,592	1.90%	1,199,311	6,774	2.27%
Federal funds purchased	3,422	2	0.12%	2,002	8	0.80%	6,624	1	0.06%	105	—	—%
Subordinated debt	25,256	594	4.74%	35,595	1,025	5.81%	25,155	298	4.75%	35,030	500	5.73%
Total interest-bearing liabilities	1,368,891	13,665	2.01%	1,242,272	14,528	2.36%	1,422,860	6,891	1.94%	1,234,446	7,274	2.36%

Non-interest bearing liabilities
Non-interest bearing demand deposits	32,077			22,977			33,063			22,897
Other liabilities	10,389			9,819			10,055			18,443
Shareholders’ equity	116,450			98,365			114,246			99,571

Total liabilities and shareholders’ equity	$1,527,807			$1,373,433			$1,580,224			$1,375,357

Net interest spread	3.40%			4.22%			3.00%			4.21%

Net interest margin	3.40%			4.25%			2.92%			4.25%

(1) Unrealized losses of $6,706 and $882 for the six months ended June 30, 2011 and 2010, respectively.  Unrealized losses of $6,150 and $234 for the three months ended June 30, 2011 and 2010, respectively.

(2) Non-accrual loans are included in average loan balances, and loan fees of $1,214 and $3,067 are included in interest income for the six months ended June 30, 2011 and 2010, respectively.

Non-accrual loans are included in average loan balances, and loan fees of $544 and $1,562 are included in interest income for the six months ended June 30, 2011 and 2010, respectively.

(3) Loans are presented net of ALLL

TENNESSEE COMMERCE BANCORP, INC.

CONSOLIDATED STATEMENTS OF INCOME

LINKED QUARTERS

(UNAUDITED)

	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR
(Dollars in thousands, except per share data)	2011	2011	2010	2010	2010
Interest income
Loans, including fees	$15,195	$18,663	$19,818	$18,998	$19,840
Securities	1,539	1,248	895	489	766
Federal funds sold	94	16	34	24	11
Total interest income	16,828	19,927	20,747	19,511	20,617

Interest expense
Deposits	6,592	6,477	6,856	6,811	6,774
Other	299	297	311	367	500
Total interest expense	6,891	6,774	7,167	7,178	7,274

Net interest income	9,937	13,153	13,580	12,333	13,343

Provision for loan losses	9,990	8,948	3,768	7,193	4,450

Net interest income after provision for loan losses	(53)	4,205	9,812	5,140	8,893

Non-interest income
Service charges on deposit accounts	(4)	33	32	30	33
Securities gains	(322)	(119)	153	38	277
Gain (loss) on sale of loans	(317)	501	635	135	778
Loss on repossession	(12,176)	(2,733)	(1,564)	(2,180)	(1,170)
Other	286	226	251	3,272	976
Total non-interest (loss) income	(12,533)	(2,092)	(493)	1,295	894

Non-interest expense
Salaries and employee benefits	1,784	2,418	3,836	2,859	2,661
Occupancy and equipment	535	489	558	551	446
Data processing fees	551	515	501	522	473
FDIC expense	911	840	1,252	1,288	515
Professional fees	929	578	725	1,212	523
Other	1,875	1,748	1,254	1,887	2,093
Total non-interest expense	6,585	6,588	8,126	8,319	6,711

(Loss) income before income taxes	(19,171)	(4,475)	1,193	(1,884)	3,076

Income tax expense (benefit)	(7,398)	(1,651)	265	(785)	1,190
Net (loss) income	(11,773)	(2,824)	928	(1,099)	1,886
Preferred dividends	(377)	(375)	(375)	(375)	(375)

Net (loss) income available to common shareholders	$(12,150)	$(3,199)	$553	$(1,474)	$1,511

Earnings (loss) per share (EPS):
Basic EPS	$(1.00)	$(0.26)	$0.05	$(0.16)	$0.27
Diluted EPS	(1.00)	(0.26)	0.05	(0.16)	0.26

Weighted average shares outstanding:
Basic	12,197,006	12,195,301	12,194,884	9,277,422	5,648,384
Diluted	12,197,006	12,195,301	12,194,884	9,277,422	5,737,048

TENNESSEE COMMERCE BANCORP, INC.

CONSOLIDATED STATEMENTS OF INCOME

LINKED QUARTERS

(UNAUDITED)

	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR
(Dollars in thousands, except per share data)	2011	2011	2010	2010	2010
Other income:
Income from fiduciary activities	$3	$1	$—	$1	$—
Credit card income	28	16	13	24	16
ATM fees	—	—	—	—	11
Bank owned life insurance income	157	164	193	205	211
MMAX income	38	32	32	30	27
Other	60	13	14	3,012	711
Total other income	286	226	252	3,272	976

Other expenses
Supplies	36	39	36	28	48
Advertising	42	7	32	17	25
Amortization - software	46	62	38	36	36
Mileage	12	10	16	13	13
Travel expense	86	65	120	102	77
Public Relations	94	98	57	50	46
Loan expense	223	89	(143)	435	123
Loan collections expense	738	862	707	652	810
Donations	27	12	29	42	287
Directors expense	118	127	46	33	82
Postage	9	17	13	14	4
Telephone	30	30	27	24	25
Check expense	11	11	11	8	9
CDAR’s fee expense	—	—	1	5	2
Subs & dues	76	72	75	45	47
State banking fees	9	55	64	65	64
Franchise tax expense	42	42	58	42	68
Losses other than loans	86	10	1	—	33
Miscellaneous expense	17	19	(78)	112	121
ATM / debit card expense	5	—	2	4	(4)
Credit card expense	65	47	34	59	32
Warrant expense	23	23	23	23	23
Insurance	79	20	30	30	46
Investor relations	1	31	55	48	76
Total other expense	1,875	1,748	1,254	1,887	2,093

TENNESSEE COMMERCE BANCORP, INC.

CONSOLIDATED STATEMENTS OF INCOME

ASSET QUALITY INFORMATION

FOR THE SIX MONTHS ENDED JUNE 30, 2011 AND YEARS ENDED DECEMBER 31, 2010, 2009 & 2008

	June 30,	December 31,	December 31,	December 31,
(Dollars in thousands, except ratios)	2011	2010	2009	2008
Allowance for loan losses:
Allowance for loan loss beginning of the period	$21,463	$19,913	$13,454	$10,321
Charge-offs	12,280	18,868	26,085	6,099
Recoveries	84	407	1,505	121
Net charge-offs	12,196	18,461	24,580	5,978
Provision for loan losses	18,938	20,011	31,039	9,111
Allowance for loan losses, end of period	$28,205	$21,463	$19,913	$13,454

General Reserve Trends:
Allowance for loan losses, end of period	$28,205	$21,463	$19,913	$13,454
Specific reserves	17,729	9,610	6,580	11,603
General reserves	$10,476	$11,853	$13,333	$1,851

Total loans	$1,156,808	$1,229,811	$1,171,301	$1,036,725
Impaired commercial loans	157,707	45,552	28,547	10,789
Impaired real estate loans
Construction	2,944	4,096	11,367	—
1-4 Family	5,583	5,581	671	20
Other	69,498	32,474	508	783
Consumer	—	—		11
Total impaired loans	235,732	87,703	41,093	11,603
Non impaired loans	$921,076	$1,142,108	$1,130,208	$1,025,122

Asset Quality Ratios:
Net charge-offs as a % of average assets (annualized)	1.61%	1.25%	1.96%	0.57%
Allowance for loan losses as a % of period end loans	2.44%	1.75%	1.70%	1.30%
General reserves as a % of non-impaired loans	3.06%	1.04%	1.18%	0.18%

Non-performing assets:
Nonaccrual loans	135,984	52,315	19,151	11,603
Troubled debt	1,693	1,705	109	668
Total non-performing loans	137,677	54,020	19,260	12,271
Loans past due 90 days or more	4,362	3,608	1,328	18,788
Repossessions	14,767	30,635	36,951	15,395
Other real estate owned	6,879	2,888	814	5,764
Total non-performing assets	163,685	91,151	58,353	52,218
Percentage of non-performing loans to period end loans	11.90%	4.39%	1.64%	1.18%
Percentage of non-performing assets to period end loans	14.15%	7.41%	4.98%	5.04%
Percentage of non-performing assets to period end assets	11.84%	6.27%	4.22%	4.29%

Impaired Commercial Loan Portfolio Information
Remaining principal balance	$157,707	$45,552	$28,547	$10,789
Specific reserve	14,933	8,160	5,080	2,978
Book value, after specific reserve	$142,774	$37,392	$23,467	$7,811

Impaired real estate loans - Construction
Remaining principal balance	$2,944	$4,096	$11,367	$—
Specific reserve	—	950	400	—
Book value, after specific reserve	$2,944	$3,146	$10,967	$—

Impaired real estate loans - 1 - 4 Family
Remaining principal balance	$5,583	$5,581	$671	$20
Specific reserve	461	500	—	6
Book value, after specific reserve	$5,122	$5,081	$671	$14

Impaired real estate loans - Other
Remaining principal balance	$69,498	$32,474	$508	$783
Specific reserve	2,335	—	100	216
Book value, after specific reserve	$67,163	$32,474	$408	$567

Impaired Consumer loans
Remaining principal balance	$—	$—	$—	$11
Specific reserve	—	—	—	3
Book value, after specific reserve	$—	$—	$—	$8

The table below represents credit exposure for each loan category by internally assigned grades at June 30, 2011, December 31, 2010 and June 30, 2010, respectively. The grading analysis estimates the capability of the borrower to repay the contractual obligations of the loan agreements as scheduled or at all. The internal credit risk grading system is based on similarly graded loans. Credit risk grades are refreshed each quarter as they become available, at which time management analyzes the resulting scores, as well as other factors, to track loan performance.

	Real estate - Construction			Real estate - 1-4 family
	June 30,	December 31,	June 30,	June 30,	December 31,	June 30,
(Dollars in thousands)	2011	2010	2010	2011	2010	2010
Pass	$105,390	$88,000	$85,398	$32,765	$30,525	$38,371
Management Attention	8,913	22,993	36,050	2,883	3,704	3,891
Special Mention	—	—	801	2,663	2,114	561
Substandard	3,585	4,889	8,938	4,767	5,258	768
Doubtful	—	—	—	295	500	—
Total	$117,888	$115,882	$131,187	$43,373	$42,101	$43,591

	Real estate - Other			Commercial, financial and agricultural
	June 30,	December 31,	June 30,	June 30,	December 31,	June 30,
(Dollars in thousands)	2011	2010	2010	2011	2010	2010
Pass	$233,918	$246,146	$218,890	$424,525	$585,273	$593,768
Management Attention	3,773	18,153	47,529	5,521	22,027	22,558
Special Mention	167	10,164	418	47,451	19,275	884
Substandard	70,044	32,943	1,906	115,448	42,184	33,801
Doubtful	—	—	—	764	1,455	1,138
Total	$307,902	$307,406	$268,743	$593,709	$670,214	$652,149

	Consumer			Tax leases
	June 30,	December 31,	June 30,	June 30,	December 31,	June 30,
(Dollars in thousands)	2011	2010	2010	2011	2010	2010
Pass	$3,205	$3,610	$3,554	$90,459	$112,543	$97,753
Management Attention	49	66	45
Special Mention	35	—	—	—	—	—
Substandard	182	16	37	—	—	—
Doubtful	6	—	—	—	—	—
Total	$3,477	$3,692	$3,636	$90,459	$112,543	$97,753

The Corporation internally assigns grades as follows:

•      Pass

•    Superior - Loans substantially exceed all of the Bank’s underwriting criteria, and credit risk is minimal.  Common factors for loans in this category are high liquidity, minimum risk, strong ratios, excellent character and repayment ability, and low handling costs.   The Borrower’s paying capacity is very strong with favorable trends.  Borrower will exceed its peers in its industry in financial performance.  All loans fully secured by cash or other highly liquid collateral, where such collateral is held by Tennessee Commerce Bank, will be classified here as well.

•    Excellent - Assets in this category conform to, or exceed, all of the Bank’s underwriting criteria and reflect a below average level of risk.  The borrower’s earnings, liquidity, and capitalization compare favorably to typical companies in its industry.  The loan is well structured and serviced and payment history is good.  Secondary sources of repayment are considered to be good, and the borrower consistently complies with all major covenants.

•    Good - Assets of this grade conform to substantially all of the Bank’s underwriting criteria and evidence an average level of credit risk.  These assets display more susceptibility to economic, technological or political changes. Borrower’s repayment capacity is considered to be adequate, the credit is appropriately structured and serviced, and payment history is satisfactory.

•    Average - Assets conform to most of the Bank’s underwriting criteria and evidence an acceptable level of credit risk.  These loans require an average level of servicing and show more reliance on collateral and guaranties to preclude a loss to the Bank, should material adverse trends develop.  If the borrower is a company, its earnings, liquidity, and capitalization approximate peer group averages.

•      Management Attention - Loans have most of the same credit risk characteristics as loans rated in other pass categories.  However, the occurrence or potential occurrence of an event has been identified which would materially increase the level of credit risk.  Such events might include an adverse or negative trend in financial performance or a specific event which has negatively impacted the borrower.  These loans require close monitoring by the Loan Officer, Chief Credit Officer and Special Assets.  Management Attention is considered a temporary classification, whereby the asset quality is either improved or moved to a more adverse classification for further management.   Management Attention credits are not considered “classified” assets.

•      Special Mention - A credit is classified as Special Mention if repayment risk increases substantially.  Causes may include deteriorating financial performance or lack of adequate collateral.  Generally, these loans represent assets where the Bank’s ability to substantially affect the outcome has diminished to some degree.  Loans that have been restructured due to a change in terms, payment required, or capitalization of interest will be classified as Special Mention.  Such actions may be necessary to minimize or avoid loss to the bank.  All Special Mention credits are managed by Special Assets.

•      Substandard - Substandard loans are inadequately protected by the current sound worth and paying capacity of the obligor or of the collateral pledged, if any.  Loans so classified must have a well- defined weakness or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the bank will sustain some loss if the deficiencies are not corrected.  Substandard loans will generally be placed on non-accrual status.

•      Doubtful - Full payment of these loans is questionable and serious problems exist to a point where a partial loss is likely.  Weaknesses make collection or liquidation in full, based on currently existing facts, conditions, and values highly improbable.   Collateral coverage should be closely examined, and specific reserves should be placed on these assets for the amount of potential principal losses if they can be reasonably estimated.